Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents.
Cash and cash equivalents

17 Cash and cash equivalents

	2020	2019	2018
	$m	$m	$m
Cash at bank and in hand	1,182	755	893
Short-term deposits	6,650	4,614	3,938
Cash and cash equivalents	7,832	5,369	4,831
Unsecured bank overdrafts	(286)	(146)	(160)
Cash and cash equivalents in the cash flow statement	7,546	5,223	4,671

The Group holds $nil (2019:  $1m; 2018:  $86m) of Cash and cash equivalents which is required to meet insurance solvency, capital and security requirements.

AstraZeneca invests in constant net asset value funds and low volatility net asset value funds with same day access for subscription and redemption. These investments fail the ‘solely payments of principal and interest’ test criteria under IFRS 9. They are therefore measured at fair value through profit and loss, although the fair value will be materially the same as amortised cost.

Non-cash and other movements, within operating activities in the Consolidated Statement of Cash Flows, includes:

	2020	2019	2018
	$m	$m	$m
Net (gains)/losses on disposal of non-current assets	(25)	21	8
Changes in fair value of put option (Acerta Pharma)	–	172	(113)
Share-based payments charge for the period	277	259	219
Settlement of share plan awards	(349)	(323)	(212)
Pension contributions	(172)	(175)	(174)
Pension charges recorded in operating profit	84	59	128
Long-term provision charges recorded in operating profit	66	506	63
Non-cash intangible additions	(120)	–	–
Foreign exchange and other	(37)	(141)	(209)
Total operating activities non-cash and other movements	(276)	378	(290)

Activities related to COVID-19 Vaccine AstraZeneca increased Net cash inflow from operating activities by $1,062m in the year. The movement primarily related to changes in working capital balances including Vaccine contract liabilities, Deferred government grant income, Trade payables, Prepayments, Government grants receivables and Inventory.